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                                                                   EXHIBIT 10.2

         THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS MAGAININ PHARMACEUTICALS INC. RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO IT THAT SUCH OFFER, SALE, PLEDGE OR TRANSFER IS EXEMPT FROM ANY REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                              ____________________

                          MAGAININ PHARMACEUTICALS INC.

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK

         No.                                                  __________ Shares

         IN CONSIDERATION OF the covenants contained in the Purchase Agreement, dated August 6, 1996, between Magainin Pharmaceuticals Inc., a Delaware corporation (the "Company"), and _________________ (the "Initial Holder") (the "Purchase Agreement"), and for value received, the Company hereby certifies that the Initial Holder or any registered assign of the Initial Holder (each of the Initial Holder and any such registered assign being hereinafter referred to as the "Holder") is entitled, subject to the provisions of this Warrant, to purchase from the Company, at any time or from time to time on or after August 6, 1996 (the "Issue Date"), and before 5:00 p.m., Philadelphia time, on the date five years after such date (the "Exercise Period"), the number of fully paid and nonassessable shares of common stock of the Company, par value $.002 per share, set forth above. The term "Common Stock" shall mean the aforementioned common stock of the Company together with any other equity securities that may be issued by the Company in connection therewith or in substitution therefor, as provided herein. During the Exercise Period, the Holder may purchase such number of shares of Common Stock at a purchase price per share equal to $8.4791 (the "Original Exercise Price"), as appropriately reset or adjusted pursuant to Sections H and/or I hereof. As used herein, the term "Exercise Price" shall mean the Original Exercise Price or, if the Original Exercise Price shall be adjusted pursuant to Sections H and/or I hereof, the purchase price per share of Common Stock as determined by such Sections H and/or I.

         The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock are subject to adjustment from time to time as
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hereinafter set forth. The shares of Common Stock deliverable upon such exercise, as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares."

         Section A. Exercise of Warrant. This Warrant may be exercised in whole or in part, at any time or from time to time, during the Exercise Period by presentation and surrender hereof to the Company at its principal office at 5110 Campus Drive, Plymouth Meeting, Pennsylvania 19462 (or at such other address as the Company or its agent may hereafter designate in writing to the Holder), or at the office of its warrant agent, with the Purchase Form contained herein duly executed and accompanied by cash or a certified or official bank check drawn to the order of "Magainin Pharmaceuticals Inc." in the amount of the Exercise Price multiplied by the number of Warrant Shares specified in such form. Prior to the deliveries specified in the preceding sentence, the Holder may, if the Holder is required (by any laws, statutes, rules or regulations applicable to the Holder) to receive evidence of the Warrant Shares prior to payment therefor, provide the Company with written notice of its intent to exercise this Warrant (the "Notice of Intent"), which notice shall specify the number of Warrant Shares to be purchased upon such exercise. Upon receipt of the Notice of Intent, the Company shall direct the warrant agent or the transfer agent of its Common Stock to prepare a share certificate for the Warrant Shares to be issued upon exercise of the Warrant and shall provide a copy of such share certificate to the Holder. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company during the Exercise Period of this Warrant and the Purchase Form, in proper form for exercise, together with proper payment of the Exercise Price, at such office, or by the warrant agent of the Company at its office, the Holder shall be deemed to be the holder of record of the number of Warrant Shares specified in such form; provided, however, that if the date of such receipt by the Company or its agent is a date on which the stock transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding business day on which the stock transfer books of the Company are open. The Company shall pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of such Warrant Shares. Any new or substitute Warrant issued under this Section A shall be dated as of the date of this Warrant. Upon exercise of this Warrant, the Company or its warrant agent shall promptly cause to be issued and shall promptly deliver upon written order of the Holder of this Warrant, and in such name or names as such Holder may designate, a certificate or certificates for the Warrant Shares.

         Section B. Warrant Register. This Warrant will be registered in a register (the "Warrant Register") to be maintained by the Company or its agent at its principal office in the name of the recordholder to whom it has been distributed. The Company may deem and treat the registered holder of this Warrant as the absolute owner thereof (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise thereof or any distribution to the holder thereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

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         Section C. Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant all shares of its Common Stock or other shares of capital stock of the Company from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights.

         Before taking any action that would cause an adjustment pursuant to the provisions hereof reducing the Exercise Price, below the then par value (if any) of the Warrant Shares issuable upon exercise of this Warrant, the Company will take any corporate action that may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

         Section D. Exchange, Transfer or Assignment.

                  1. This Warrant has not been registered under the Securities Act or any state securities law and may not be offered, sold, pledged, assigned or otherwise transferred in the absence of such registration or unless the Company receives an opinion of counsel acceptable to it that such offer, sale, pledge, assignment or transfer is exempt from any registration and prospectus delivery requirements of the Securities Act and any applicable state securities laws.

                  2. No Warrant Share may be offered for sale or sold, or otherwise transferred or sold in any transaction that would constitute a sale thereof within the meaning of the Securities Act, unless (i) such security has been registered for sale under the Securities Act and registered or qualified under applicable state securities laws relating to the offer and sale of securities, or (ii) an exemption from the registration requirements of the Securities Act and the registration or qualifications requirements of all such state securities laws are available and the Company shall have received an opinion of counsel (which may be an opinion that covers multiple or all subsequent sales) satisfactory to the Company that the proposed sale or other disposition of such securities may be effected without registration under the Securities Act, such counsel and such opinion to be satisfactory to the Company.

                  3. Except as otherwise permitted by this Section D, this Warrant and any Warrant issued upon direct or indirect transfer of or in substitution for this Warrant or any part thereof shall be stamped or otherwise imprinted with a legend substantially in the form of the legend with respect to transfer limitation and securities acts at the head of this Warrant.

                  4. Except as otherwise permitted by this Section D, each certificate for a Warrant Share issued upon exercise of this Warrant or any Warrant issued upon direct or indirect transfer of or in substitution for this Warrant or any part thereof shall be stamped or otherwise imprinted with a legend in substantially the following form:

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                  The shares represented by this certificate have not been
         registered under the Securities Act of 1933, as amended, and may not be transferred in the absence of such registration or an exemption therefrom under such Act, except under circumstances where neither such registration nor such an exemption is required by law.

; and, subject to Section D.5. below, each certificate issued upon direct or indirect transfer of any such Warrant Share shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be transferred in the absence of such registration or an exemption therefrom under such Act, except under circumstances where neither such registration nor such an exemption is required by law.

                  5. The Company shall, at the request of any registered holder of a Warrant Share, exchange the certificate representing such security for a certificate representing the same security not bearing the restrictive legend required by Section D.4. if the Warrant Shares may be sold or transferred pursuant to the provisions of Rule 144(k) and, in the opinion of counsel to the Company, such restrictive legend is no longer necessary.

                  6. Subject to the provisions of Section D.1., this Warrant may be assigned, at the option of the Holder, upon surrender of this Warrant to the Company or at the office of its warrant agent, with the Warrant Assignment Form contained herein duly executed and accompanied by funds sufficient to pay any transfer tax. The Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees named in such instrument of assignment and, if the Holder's entire interest in this Warrant is not being transferred or assigned, in the name of the Holder, and this Warrant shall promptly be cancelled.

                  7. Apart from the payment of any transfer tax pursuant to Section D.6 hereof, any transfer or exchange of this Warrant shall be without charge to the Holder. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or for which it may be exchanged or any new Warrant issued pursuant to Section A hereof.

         Section E. Redemption

         1. Redemption. This Warrant may be redeemed at the option of the Company, at any time after February 6, 1999 and prior to its expiration, by paying in cash, or certified or bank check, therefor $1.00, upon the notice referred to in Section E.2, if the average Closing Price for the ten consecutive trading days prior to the date on which the notice of redemption is given has been at least 250% of the then effective Exercise Price.

         2. Date Fixed for, and Notice of, Redemption. In the event the Company shall elect to redeem this Warrant, the Company shall fix a date for the redemption. Notice of redemption shall

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be mailed by first class mail, postage prepaid, by the Company not less than 30 days from the date fixed for redemption to the registered Holder of this Warrant at its last address as it shall appear on the registration books. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the registered holder received such notice.

         3. Exercise After Notice of Redemption. This Warrant may be exercised in accordance with Section A hereof at any time after notice of redemption shall have been given by the Company pursuant to Section E.1 hereof and prior to the date fixed for redemption.

         Section F. Lost, Mutilated or Missing Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

         Section G. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant.

         Section H. Reset of Exercise Price. In the event that the average of the daily Closing Prices for each trading day in any calendar month following issuance of this Warrant shall be less than ten-elevenths of the Original Exercise Price, the Holder shall have the right (the "Adjustment Right") to reset the Original Exercise Price to equal 110% of the average of the daily Closing Prices for such month (as so adjusted, the "Adjusted Exercise Price"). Following the end of each calendar month, the Company shall notify the Holder in writing of the average daily Closing Price for such month (the "Average Price Notice"). The Adjustment Right must be exercised by the Holder, in the form of a written notice to the Company, no later than 5:00 PM on the fifth business day after receipt by the Holder of the Average Price Notice for the month with respect to which adjustment is requested. The Adjustment Right may be exercised only once in respect of this Warrant and shall not be exercisable at any time after the close of business on August 6, 1999. Following exercise of the Adjustment Right, the term "Exercise Price" as used in this Warrant shall be deemed to mean the "Adjusted Exercise Price". The number of Warrant Shares purchaseable upon exercise of this Warrant shall not be adjusted pursuant to this Adjustment Right.

         Section I. Adjustment of Exercise Price and Number of Shares. In order to prevent dilution of the rights granted under this Warrant, the Exercise Price shall be subject to adjustment from time to time as provided in this Section I, and the number of Warrant Shares obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section I.

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         1. Adjustment of Exercise Price and Number of Shares upon Issuance of
Common Stock.

                  (a) If and whenever on or after the Issue Date the Company issues or sells, or in accordance with Section I.2 is deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Exercise Price in effect immediately prior to such time, then immediately upon such issue or sale the Exercise Price shall be reduced to the amount determined by dividing the sum of (x) the product derived by multiplying the Exercise Price in effect immediately prior to such issue or sale times the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale, plus
(y) the consideration, if any, received by the Company upon such issue or sale, by the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale.

                  (b) Upon each such adjustment of the Exercise Price pursuant to this Section I, the number of shares of Common Stock acquirable upon exercise of this Warrant shall be adjusted to the number of shares determined by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock acquirable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

         2. Effect on Exercise Price of Certain Events. For purposes of determining the adjusted Exercise Price under Section I.1, the following shall be applicable:

                  (a) Issuance of Rights or Options. If the Company on or after the Issue Date in any manner grants or sells any Options and the price per share for which Common Stock is issuable upon the exercise of such Options, or upon conversion or exchange of any Convertible Securities issuable upon exercise of such Options, is less than the Exercise Price in effect immediately prior to the time of the granting or sale of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options, or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options, shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Options for such price per share. For purposes of this paragraph, the "price per share for which Common Stock is issuable upon exercise of such Options or upon conversion or exchange of such Convertible Securities" is determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the granting or sale of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the

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exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

                  (b) Issuance of Convertible Securities. If the Company on or after the Issue Date in any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon conversion or exchange thereof is less than the Exercise Price in effect immediately prior to the time of such issue or sale, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issue or sale of such Convertible Securities for such price per share. For the purposes of this paragraph, the "price per share for which Common Stock is issuable upon conversion or exchange thereof" is determined by dividing
(A) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Exercise Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Exercise Price had been or are to be made pursuant to other provisions of this
Section I.2, no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

                  (c) Change in Option Price or Conversion Rate. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes at any time, the Exercise Price in effect at the time of such change shall be adjusted immediately to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of shares of Common Stock issuable hereunder shall be correspondingly adjusted; provided that if such adjustment would result in an increase of the Exercise Price then in effect, such adjustment shall not be effective until 30 days after written notice thereof has been given by the Company to all holders of the Warrants. For purposes of this Section I.2, if the terms of any Option or Convertible Security which was outstanding as of the date of issuance of this Warrant are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change; provided that no such change shall at any time cause the Exercise Price hereunder to be increased.

                  (d) Treatment of Expired Options and Unexercised Convertible Securities. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities without the exercise of such Option or right, the Exercise Price then in effect and the

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number of shares of Common Stock acquirable hereunder shall be adjusted immediately to the Exercise Price and the number of shares which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued; provided that if such expiration or termination would result in an increase in the Exercise Price then in effect, such increase shall not be effective until 30 days after written notice thereof has been given to all holders of the Warrants. For purposes of this Section I.2, the expiration or termination of any Option or Convertible Security which was outstanding as of the date of issuance of this Warrant shall not cause the Exercise Price hereunder to be adjusted unless, and only to the extent that, a change in the terms of such Option or Convertible Security caused it to be deemed to have been issued after the date of issuance of this Warrant.

                  (e) Calculation of Consideration Received. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount of cash consideration received by the Company therefor. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company shall be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity the amount of consideration therefor shall be deemed to be fair value as determined by the Board of Directors of the Company. The fair value of any consideration other than cash or securities shall be determined by the Board of Directors of the Company.

                  (f) Integrated Transactions. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options shall be deemed to have been issued without consideration (except for the consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof).

                  (g) Treasury Shares. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

                  (h) Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or
(B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such

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dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

         3. Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately decreased.

         4. Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction, in each case which is effected in such a way that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as "Corporate Change." Prior to the consummation of any Corporate Change, the Company shall make appropriate provision to insure that each of the Registered Holders of the Warrants shall thereafter have the right to acquire and receive, in lieu of or addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such holder's Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of such holder's Warrant had such Warrant been exercised immediately prior to such Corporate Change.

         5. Certain Events. If any event occurs of the type contemplated by the provisions of this Section I but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's board of directors shall make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock issuable upon exercise of this Warrant so as to protect the rights of the holders of the Warrants; provided that no such adjustment shall increase the Exercise Price or decrease the number of shares of Common Stock obtainable as otherwise determined pursuant to this
Section I.

         6. Exclusions. Anything in this Section I to the contrary notwithstanding, there shall be no adjustment to the Exercise Price or the number of shares of Common Stock issuable upon exercise of this Warrant with respect to (i) stock options or stock bonuses issued to employees, directors, and consultants of the Company and its Subsidiaries or the exercise thereof,
(ii) Common Stock issued upon the exercise of options outstanding granted to employees, directors, and consultants of the Company which were outstanding on the Issue Date or are granted pursuant to clause (i) of this Section,(iii) Common Stock issued upon the exercise of warrants outstanding on

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the Issue Date and (iv) the issuance of an aggregate of up to 375,000 shares of
Common Stock to Abbott Laboratories ("Abbott"), pursuant to the Stock Issuance Agreement, dated October 4, 1995, between Abbott and the Company.

         7. All calculations under this Section I shall be made to the nearest one-tenth of a cent ($.001), or to the nearest one-tenth of a share, as the case may be.

         8. Notices. The Company shall give written notice to the Registered
Holder:

                  (a) immediately upon any adjustment of the Exercise Price, setting forth in reasonable detail and certifying the calculation of such adjustment;

                  (b) at least 20 days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Corporate Change, dissolution or liquidation;

                  (c) at least 20 days prior to the date on which any Corporate Change, dissolution or liquidation shall take place;

                  (d) at least 20 days prior to the declaration or payment of a dividend by the Company upon the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles, consistently applied) except for a stock dividend payable in shares of Common Stock (a "Liquidating Dividend"); and

                  (e) at least 20 days prior to the grant, issuance or sale by the Company of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property ("Purchase Rights") pro rata to the record holders of any class of Common Stock.

         Section J. Liquidating Dividends. If the Company declares or pays a Liquidating Dividend upon the Common Stock, then the Company shall pay to the Registered Holder of this Warrant at the time of payment thereof the Liquidating Dividend which would have been paid to such Registered Holder on the Common Stock had this Warrant been fully exercised immediately prior to the date on which a record is taken for such Liquidating Dividend, or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

         Section K. Purchase Rights. If at any time the Company grants, issues or sells any Purchase Rights to the record holders of any class of Common Stock, then the Registered holder of this Warrant shall be entitled, upon exercise of this Warrant, to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale

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of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

         Section L. Fractional Shares. No fractional shares of Common Stock or scrip shall be issued to any Holder in connection with the exercise of this Warrant. Instead of any fractional shares of Common Stock that would otherwise be issuable to such Holder, the Company shall make a cash refund therefor equal in amount to the product of the applicable fraction multiplied by the Exercise Price paid by the Holder for one Warrant Share upon such exercise.

         Section M. Listing on Securities Exchanges. The Company will list on each national securities exchange, and the Nasdaq National Market, on which any Common Stock may at any time be listed, all shares of Common Stock from time to time issuable upon the exercise of this Warrant, subject to official notice of issuance upon the exercise of this Warrant, and will maintain such listing so long as any other shares of its Common Stock are so listed; and the Company shall so list on each national securities exchange, and the Nasdaq National Market, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of capital stock of the same class are listed on such national securities exchange, and the Nasdaq National Market, by the Company. Any such listing will be at the Company's expense.

         Section N. Successors. All the provisions of this Warrant by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors, assigns, heirs and personal representatives.

         Section O. Headings. The headings of sections of this Warrant have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

         Section P. Amendments. This Warrant may be amended by the written consent of the Company and the affirmative vote or the written consent of Holders holding not less than two-thirds in interest of the then outstanding Warrants; provided that, except as expressly provided herein, without the consent of the Holder of this Warrant, this Warrant may not be amended to change
(i) any price at which this Warrant may be exercised, (ii) the period during which this Warrant may be exercised, (iii) the number or type of securities to be issued upon the exercise hereof (including the anti-dilution provisions) or
(iv) the provisions of this Section.

         Section Q. Notices. Unless otherwise provided in this Warrant, all notices, requests, consents and other communications hereunder shall be in writing, shall be sent by a nationally recognized overnight express courier postage prepaid, and shall be deemed given one day after being so sent, or if delivered by hand shall be deemed given on the date of such delivery to such party or, if mailed, shall be deemed given on the fifth day after the date of mailing, or if sent to such party by certified or registered mail or air mail, postage prepaid, shall be deemed to be delivered upon receipt by the addressee, addressed to it (in the case of a Holder) at its address in the Warrant Register that

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will be maintained by the Company or its agent in accordance with Section B hereof or (in the case of the Company) at its address set forth above,
Attention: Executive Vice President and Chief Financial Officer, or to such other address as is designated by written notice, similarly given to each other party hereto.

         Section R. Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be construed in accordance with the laws of said State as applied to contracts made and to be performed in Delaware between Delaware residents.

         Section Q. Definitions. The following terms have meanings set forth below:

                  "Closing Price" shall mean the daily closing price per share of the Common Stock as reported on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or traded on any such exchange, on the Nasdaq National Market (the "Nasdaq National Market") of the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq"), or if not listed or traded on any such exchange or system, the average of the bid and offer price per share on Nasdaq.

                  "Common Stock Deemed Outstanding" means, at any given time,
(i) the number of shares of Common Stock actually outstanding at such time, (ii) the number of shares of Common Stock issuable upon exercise of Options and Convertible Securities outstanding as of the Issue Date, and (iii) the number of shares of Common Stock deemed to be outstanding pursuant to paragraphs I(2)(a) and I(2)(b) hereof regardless of whether the Options or Convertible Securities are actually exercisable at such time, but excluding any shares of Common Stock issuable upon exercise of the Warrants.

                  "Convertible Securities" means any stock or securities (directly or indirectly) convertible into or exchangeable for Common Stock.

                  "Market Price" means, as to any security on any trading day, the average of the closing prices of such security's sales on all domestic securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted on the Nasdaq National Market as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted on the Nasdaq National Market, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day; provided that if such security is listed on any domestic securities exchange the term "business days" as used in this sentence means business days on which such exchange is open for trading. If at any time such security is not listed on any

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domestic securities exchange or quoted on the Nasdaq National Market or the domestic over-the-counter market, the "Market Price" shall be the fair market value thereof reasonably determined by the board of directors of the Company or any committee of such board.

                  "Options" means any rights or options to subscribe for or purchase Common Stock or Convertible Securities.

                  "Person" means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

                  Other capitalized terms used in this Warrant but not defined herein shall have the meanings set forth in the Purchase Agreement.

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         IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed and attested by its duly authorized officers and to be dated as of August 6, 1996.

                          MAGAININ PHARMACEUTICALS INC.

                          By____________________________________
                            Title:

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
                                  PURCHASE FORM

                                               Dated __________________, 19__

         The undersigned hereby irrevocably elects to exercise this Warrant to purchase ____________ shares of Common Stock and hereby makes payment of $_________ in payment of the exercise price thereof.

                                       Signature_______________________________

_______________________________________________________________________________
_______________________________________________________________________________

                             WARRANT ASSIGNMENT FORM

         FOR VALUE RECEIVED, ________________________ hereby sells, assigns and transfers to

Name ________________________________________ (the "Assignee")
                    (please type or print in block letters)

Address_________________________________________________________________

its rights to purchase up to ____________ shares of Common Stock represented by this Warrant and does hereby irrevocably constitute and appoint
_______________________, Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.

Dated:_____________, 19__

                                       Signature_______________________________